1st Quarter 2019 as of April 30, 2019 Nasdaq: HMST

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, general economic trends, strategic initiatives we have announced, including the sale of assets relating to our stand-alone home loan center based mortgage business and growth scenarios and performance targets. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual report on Form 10-K for the year ended December 31, 2018. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, changes in general political and economic conditions that impact our markets and our business, actions by the Federal Reserve Board and financial market conditions that affect monetary and fiscal policy, regulatory and legislative findings or actions that may increase capital requirements or otherwise constrain our ability to do business, including restrictions that could be imposed by our regulators on certain aspects of our operations or on our growth initiatives and acquisition activities, risks related to our ability: to complete the sale of assets relating to our large-scale mortgage business on the timeline we expect, or at all; to transfer the mortgage servicing rights portfolio on the timeline we expect, or at all, retain adequate key personnel to operate our business, realize the expected cost savings from restructuring activities and cost containment measures that we have recently undertaken or that we have announced,, continue to expand our commercial and consumer banking operations, grow our franchise and capitalize on market opportunities, cost-effectively manage our overall growth efforts to attain the desired operational and financial outcomes, manage the losses inherent in our loan portfolio, improve long-term shareholder value through effective use of our surplus capital, including our announced share repurchase plan, make accurate estimates of the value of our non-cash assets and liabilities, maintain electronic and physical security of customer data, respond to restrictive and complex regulatory environment, and attract and retain key personnel. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements, for any reason. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ending March 31, 2019, and is unaudited, although certain information related to the year ended December 31, 2018, has been derived from our audited financial statements. All financial data should be read in conjunction with the notes in our consolidated financial statements. Non-GAAP Financial Measures and Targets Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. This presentation refers to long-term targets. Because targets are forward-looking and not based on historical performance, it is not possible to provide a reconciliation without undertaking unreasonable efforts. A GAAP reconciliation would require estimates of such excluded items, and it is not possible to estimate such excluded items at this time. p. 1

Important Disclosures (cont.) Important Additional Information and Where to Find It The Company intends to file a proxy statement on Schedule 14A and accompanying WHITE proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the Company’s shareholders with respect to its 2019 Annual Meeting of Shareholders. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or the Company’s website at http://ir.homestreet.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Certain Information Regarding Participants to the Solicitation The Company, its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from shareholders in connection with the Company’s 2019 Annual Meeting of Shareholders. Information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on March 6, 2019, the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders filed with the SEC on April 17, 2018 and the Company’s Current Report on Form 8-K filed with the SEC on May 30, 2018. To the extent that such participants’ holdings in the Company’s securities have changed since the amounts described in the definitive proxy statement for the Company’s 2018 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 filed with the SEC. These documents can be found on the SEC’s website at www.sec.gov or the Company’s website at http://ir.homestreet.com. Updated information regarding the identities of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement in connection with the 2019 Annual Meeting of Shareholders and other relevant documents to be filed with the SEC. p. 2

Who is HomeStreet? Retail deposit branches (63) Primary stand-alone lending centers (36) Primary stand-alone insurance office (1) Seattle Metro • Seattle-based diversified commercial bank – Washington company founded in 1921 • Locations in all of the major coastal markets in the Western U.S. and Hawaii • 100 bank branches and primary offices(1) Oregon • Total assets $7.2 billion Idaho Hawaii Utah California Southern California (1) The number of offices listed above does not include 19 satellite offices that have a limited number of staff which report to a manager located in a separate primary office. Entered into an agreement on April 4, 2019,to sell up to 50 of our stand- alone home loan centers p. 3

Focus on efficiency and profitability while becoming a leading regional Market Focus: bank with a West • Seattle / Puget Sound & Spokane, WA • Portland, OR Coast, major • San Francisco / Bay Area, CA market focus • Southern California • Hawaiian Islands p. 4

Strategy Focus on Commercial & Consumer Banking • Grow and diversify loan portfolio with focus on expanding C&I lending • Grow core deposits to improve deposit mix and support asset growth • Improve operating efficiency • Expand product offerings and be a technology fast-follower • Grow market share in highly attractive metropolitan markets p. 5

Strategy (cont.) Exit of Large-Scale Mortgage Banking Business • Transaction announced to sell majority of stand-alone home loan centers and substantial portion of mortgage servicing rights (‘MSR’) • Immediate improvement in regulatory capital ratios • Decision to exit requires the adoption of discontinued operations accounting under GAAP • Reduction in earnings volatility and cyclicality • Remaining mortgage business will be smaller, integrated with regional commercial and consumer bank, and reported in continuing operations • Near-term goals: – Complete transactions as announced – Substantially reduce corporate overhead formerly allocated to mortgage banking business p. 6

Consistent Asset Growth Compound annual growth rate of 19% & compound organic growth rate of 14% Total Assets Bank & Branch M&A $ Millions Organic Growth March 2019: November 2016: 1 Branch ($117M) February 2016: 2 Branches ($105M) $8,000 OCCB ($200M) September 2017: August 2016: 1 Branch ($22M) $7,000 The Bank of December 2015: Oswego ($42M) 1 Branch ($26M) $6,000 March 2015: Simplicity ($879M) $5,000 November 2013: Fortune ($142M) Yakima ($125M) $4,000 December 2013 2 Branches ($32M) $3,000 $2,000 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 p. 7

HomeStreet

Consistent Deposit Growth

Compound annual growth rate of 19%

Total Deposits

$ Millions



De Novo Branch Openings
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
Capitol Hill
Everett
Ballard
Greenlake
Madison PK
Phinney Ridge
University
Issaquah
Kaimuki
Mission Gorge
Kearny Mesa
Riverside
Point Loma
Kennewick
Baldwin Park
Redmond
Spokane
Mill Creek
Lake City
Gig Harbor
San Jose
Santa Clara
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19

p. 8

HomeStreet

Results of Operations

$ Thousands	3 Months Ended Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Net Interest Income	$47,557	$48,910	$47,860	$47,745	$45,448
Provision for Credit Losses	1,500	500	750	1,000	750
Noninterest Income	8,092	10,382	10,650	8,405	7,096
Noninterest Expense	47,846	47,892	47,914	49,964	49,471
Income from Continuing Operations Before Taxes	6,303	10,900	9,846	5,186	2,323
Income Taxes	1,245	(1,575)	1,757	1,015	569
Income from Continuing Operations	5,058	12,475	8,089	4,171	1,754
Income from Discontinued Operations Before Taxes	(8,440)	3,959	4,561	3,641	5,449
Income Taxes	(1,667)	1,207	815	713	1,337
Net Income from Discontinued Operations	(6,773)	2,752	3,746	2,928	4,112
Net Income	(1,715)	15,227	11,835	7,099	5,866
Core Net Income[(1)]	**$8,139**	**$9,721**	**$12,253**	**$12,547**	**$5,597**
Diluted EPS	$(0.06)	$0.56	$0.44	$0.26	$0.22
Core EPS[(1)]	**$0.30**	**$0.36**	**$0.45**	**$0.46**	**$0.21**
Tangible BV/Share[(2)]	$26.26	$26.36	$25.43	$25.12	$24.90
Core ROAA[(1)]	0.45%	0.55%	0.66%	0.71%	0.33%
Core ROAE[(1)]	4.34%	5.30%	6.45%	6.68%	3.12%
Core ROATE[(1)]	4.51%	5.51%	6.70%	6.95%	3.25%
Net Interest Margin	3.11%	3.19%	3.20%	3.25%	3.25%
Core Efficiency Ratio[(1)]	87.81%	85.43%	85.71%	86.11%	92.51%
Stranded Costs included in Noninterest Expense	$8,294	$9,492	$10,104	$10,679	$11,199
Tier 1 Leverage Ratio (Bank)	11.17%	10.15%	9.70%	9.72%	9.58%
Total Risk-Based Capital (Bank)	15.77%	14.72%	14.15%	13.52%	13.09%

(1) Excludes impact of income tax reform-related benefit and restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures.

p. 9

Operating Highlights Results of Operations • First quarter 2019 net loss of $1.7 million, or $(0.06) diluted EPS • Core net income1 of $8.1 million, or $0.30 diluted EPS(1) • Income from continuing operations of $5.1 million, or $0.19 diluted EPS • Total loans held for investment ended March 31, 2019, at Announced sale of $5.4 billion, growing 5% since December 31, 2018, and 3% home loan center- excluding acquired loans based mortgage • Nonperforming asset ratio of 0.23% origination business, sale of MSRs, and Strategic Results share repurchase • Sold $14.3 billion unpaid principal balance of MSRs, program improving our regulatory capital ratios • Approved a share repurchase program for up to $75 million • Completed acquisition of retail branch in San Diego county with approximately $74.5 million in deposits, $115.8 million in loans, and a commercial lending team • Opened two de novo retail branches in Santa Clara and San Jose, California Recent Developments • Entered into an agreement to sell substantially all of our stand-alone home loan centers and a significant portion of related personnel (1) Excludes impact of tax reform-related benefit and restructuring and acquisition-related expenses, net of p. 10 tax. See appendix for reconciliation o non-GAAP financial measures.

Net Interest Income & Margin Net Interest Income Rising short-term interest rates and flat yield curve $ Millions have pressured the net Net Interest Income Net Interest Margin interest margin 3.25% 3.25% • 1Q19 Net Interest Margin decreased to 3.11% 3.20% 3.19% and net interest income decreased to $47.6 million compared to the prior quarter $48 $48 $49 3.11% • Implemented rate increases starting in 1Q19 on several competitive deposit products in response to competitors increasing rates $48 during 2018 $45 • 1Q19 trailing 12 month loans held-for- investment beta 27% 1Q18 2Q18 3Q18 4Q18 1Q19 • 1Q19 trailing 12 month retail deposit beta of 27% p. 11

Interest-Earning Assets Cash & Cash Equivalents Investment Securities Loans Held for Sale Average interest-earning asset yield Loans Held for Investment increased 38 basis points since Average Yield 1Q18 Average Balances Average Yield $ Billions Percent $7 $6.46 4.60% $6.09 $6.37 $6.46 $6.47 $6 4.50% $5 4.50% 4.40% $4 4.46% 4.30% $3 4.20% $2 4.31% 4.26% $1 4.10% 4.12% $0 4.00% 1Q18 2Q18 3Q18 4Q18 1Q19 p. 12

Deposits Balances Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits $ Millions Time Deposits Mortgage Svcg. Escrow Accts. & Other $6,000 $5,397 $5,049 $5,120 $5,155 $5,051 $5,000 $4,000 49% 54% 53% 51% 51% $3,000 13% $2,000 12% 12% 12% 12% $1,000 26% 27% 30% 31% 31% $- 9% 8% 7% 6% 7% 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 Total Cost of Deposits 0.54% 0.58% 0.63% 0.73% 0.83% • Acquired branch in San Marcos, California (San Diego County), with approximately $74.5m in deposits, including $42.7m of noninterest bearing accounts and $31.8m in money market and savings accounts • Opened two branches in Santa Clara and San Jose, California to serve our Northern California customers • Opened 22 branches, or 35% of our total network, during this time period • Total deposits include $219m, $163m, $211m, $219m, and $245m in servicing deposits related to discontinued operations for the periods ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively p. 13

Noninterest Income Noninterest Income Net Gain on Mortgage Loan Origination and Sale Activities $ Millions Loan Servicing Income Depositor & Other Retail Fees Other $12 $10.7 $10.4 $10 $8.4 $8.1 $8 $7.1 $6 $4 $2 $0 1Q18 2Q18 3Q18 4Q18 1Q19 • The majority of historical mortgage banking loan origination and sale activities and loan servicing income have been recast to discontinued operations • Other consists of insurance agency commissions, prepayment fee income, FHLB dividends, and other miscellaneous income p. 14

Noninterest Expense from Continuing Operations Salaries & related costs Noninterest Expense General & administrative FTE $ Millions Other noninterest expense Stranded Costs $50 FTE 2,700 2,384 $40 2,253 2,400 2,053 2,036 $30 1,937 2,100 $20 $10 1,800 $0 1,500 1Q18 2Q18 3Q18 4Q18 1Q19 Noninterest Expense $49.5 $50.0 $47.9 $47.9 $47.8 Salaries & Related Costs $21.5 $21.7 $20.5 $20.8 $21.3 General & Administrative $6.1 $6.4 $6.1 $5.4 $6.2 Other Noninterest Expense $10.7 $11.2 $11.3 $12.2 $12.0 Stranded Costs(1) $11.2 $10.7 $10.1 $9.5 $8.3 FTE 2,384 2,253 2,053 2,036 1,937 • 45 to 50 percent of 1Q19’s Stranded Costs have already been identified for immediate reduction • Initiated a corporate wide efficiency improvement project with the assistance of outside consultants who have successfully helped many west coast banks improve their operating efficiency (1) See appendix for a description of Stranded Costs p. 15

Loan Production Trend Commitments Mar. 31, 2019 Dec. 31, 2018 Sep. 30, 2018 Jun. 30, 2018 Mar. 31, 2018 $ Millions Single Family $36 7% $55 8% $107 14% $187 22% $125 18% SFR Custom Home Construction 51 10% 77 11% 71 10% 87 10% 59 9% Home Equity and Other 97 18% 124 18% 124 17% 141 17% 92 13% Total Consumer Loans $184 35% $256 37% $302 41% $415 49% $276 40% Non-owner Occupied CRE $45 8% $65 9% $49 7% $24 3% $36 5% Multifamily 142 26% 152 22% 137 19% 89 11% 89 13% Residential Construction 89 16% 152 22% 145 20% 181 22% 185 27% CRE / Multifamily Construction 7 1% 12 2% 20 3% 78 9% 58 8% Total CRE Loans $283 51% $381 55% $351 49% $372 45% $368 53% Owner Occupied CRE $6 1% $17 2% $9 1% $8 1% $11 2% Commercial Business 73 13% 38 6% 63 9% 44 5% 36 5% Total C&I loans $79 14% $55 8% $72 10% $52 6% $47 7% Total $546 100% $692 100% $725 100% $839 100% $691 100% p. 16

Loan Balance Trend Balances Mar. 31, 2019 Dec. 31, 2018 Sep. 30, 2018 Jun. 30, 2018 Mar. 31, 2018 $ Millions Single Family $1,349 25% $1,358 27% $1,418 28% $1,416 29% $1,444 30% SFR Custom Home Construction 190 4% 188 4% 185 4% 166 3% 150 3% Home Equity and Other 585 11% 571 11% 541 11% 513 10% 470 10% Total Consumer Loans $2,124 40% $2,117 42% $2,144 43% $2,095 42% $2,064 43% Non-owner Occupied CRE $781 15% $702 14% $667 13% $641 13% $634 13% Multifamily 940 17% 908 18% 893 18% 836 17% 812 17% Residential Construction 339 6% 333 7% 320 6% 322 7% 331 7% CRE / Multifamily Construction 308 6% 274 5% 286 6% 291 6% 258 6% Total CRE Loans $2,368 44% $2,217 44% $2,166 43% $2,090 43% $2,035 43% Owner Occupied CRE $450 8% $429 8% $421 8% $400 8% $394 8% Commercial Business 422 8% 331 6% 315 6% 319 7% 287 6% Total C&I Loans $872 16% $760 14% $736 14% $719 15% $681 14% Total Loans Held for Investment $5,364 100% $5,094 100% $5,046 100% $4,904 100% $4,780 100% p. 17

Loan Portfolio Loan Composition: $5.4 Billion CRE by Property Type: $2.2 Billion (1) Other C&I (1) 10% 16% CRE Perm Retail Multifamily Nonowner 15% 45% 15% Single Family 25% Office 20% Industrial Multifamily 10% 17% Construction by Property Type: $837 Million Land & Lots Home Equity & Other Construction 11% 11% All Types Custom Home Construction 16% 23% Residential Construction A highly diversified loan portfolio by 30% product and geography. Multifamily Construction 25% CRE 11% (1) Includes owner occupied CRE p. 18

[HomeStreet]

Permanent Commercial Real Estate Lending Overview

CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other

Geographical Distribution (Balances)


9%
12%
13%
8%
13%
45%

Multifamily


3%
18%
48%
25%
4%
2%

Industrial / Warehouse


15%
13%
13%
10%
7%
42%

Office


7%
20%
34%
15%
7%
17%

Retail


16%
7%
3%
8%
1%
65%

Other

Loan Characteristics

Multifamily
- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 59%

Industrial / Warehouse
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 67%

Office
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 68%

Retail
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 61%

Other
- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: Hotels, schools, churches, marinas

3/31/19 Balances Outstanding Totaling $2.17 Billion

Multifamily
- Balance: $939M
- % of Balances: 43%
- Portfolio Avg. LTV ~ 54%[1]
- Portfolio Avg. DSCR ~ 1.55x
- Avg. Loan Size: $2.3M
- Largest Dollar Loan: $23.6M

Industrial / Warehouse
- Balance: $219M
- % of Balances: 10%
- % Owner Occupied: 49%
- Portfolio LTV ~ 60%[1]
- Portfolio Avg. DSCR ~ 1.57x
- Avg. Loan Size: $1.6M
- Largest Dollar Loan: $13.0M

Office
- Balance: $441M
- % of Balances: 20%
- % Owner Occupied: 26%
- Portfolio LTV ~ 61%[1]
- Portfolio Avg. DSCR ~ 1.68x
- Avg. Loan Size: $2.2M
- Largest Dollar Loan: $24.6M

Retail
- Balance: $330M
- % of Balances: 15%
- % Owner Occupied: 22%
- Portfolio LTV ~ 52%[1]
- Portfolio Avg. DSCR ~ 1.73x
- Avg. Loan Size: $2.1M
- Largest Dollar Loan: $18.9M

Other
- Balance: $241M
- % of Balances: 11%
- % of Owner Occupied: 26%
- Portfolio LTV ~ 45%[1]
- Portfolio Avg. DSCR ~ 1.85x
- Avg. Loan Size: $1.9M
- Largest Dollar Loan: $27.5M

HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in achieving diversification among property types and geographic areas to mitigate concentration risk.

(1) Property values as of origination date.

p. 19

Construction Lending Overview

HomeStreet

Seattle Metro
Puget Sound Other
WA Other
Portland Metro
OR Other
Hawaii
California
Utah
Idaho
Other: AZ, CO

Geographical Distribution (Balances)



3%
3%
21%
35%
7%
1%
4%
3%
22%

Custom Home Construction



8%
5%
4%
4%
34%
11%
15%
13%
7%

Multifamily



7%
13%
22%
45%
13%

Commercial



14%
1%
29%
8%
27%
17%
3%
0%
1%

Residential Construction



4%
6%
26%
8%
1%
3%
16%
31%

Land and Lots

Loan Characteristics

Custom Home Construction

- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

Multifamily

- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.20 DSC
- Portfolio LTV ~ 65%
- Liquidity and DSC covenants

Commercial

- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Portfolio LTV ~57%
- Liquidity and DSC covenants

Residential Construction

- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Portfolio LTV ~ 73%

Land and Lots

- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Portfolio LTV ~ 66%

3/31/19 Balances Outstanding Totaling $837 Million

Custom Home Construction

- Balance: $190M
- Unfunded Commitments: $137M
- % of Balances: 23%
- % of Unfunded Commitments: 25%
- Avg. Loan Size: $489K
- Largest Dollar Loan: $2.0M

Multifamily

- Balance: $232M
- Unfunded Commitments: $144M
- % of Balances: 28%
- % of Unfunded Commitments: 27%
- Avg. Loan Size: $5.2M
- Largest Dollar Loan: $29.1M

Commercial

- Balance: $95M
- Unfunded Commitments: $11M
- % of Balances: 11%
- % of Unfunded Commitments: 2%
- Avg. Loan Size: $9.5M
- Largest Dollar Loan: $22.7M

Residential Construction

- Balance: $232M
- Unfunded Commitments: $214M
- % of Balances: 28%
- % of Unfunded Commitments: 40%
- Avg. Loan Size: $363K
- Largest Dollar Loan: $6.8M

Land and Lots

- Balance: $88M
- Unfunded Commitments: $36M
- % of Balances: 11%
- % of Unfunded Commitments: 7%
- Avg. Loan Size: $828K
- Largest Dollar Loan: $5.5M

Construction lending is a broad category that includes many different loan types, which posses different risk profiles. HomeStreet lends across the full spectrum of construction lending types. Additionally, expansion has provided an opportunity to increase geographic diversification.

p. 20

HomeStreet

Credit Quality

$ Thousands	Mar. 31, 2019 HMST	Mar. 31, 2019 Group Median	Dec. 31, 2018 HMST	Dec. 31, 2018 Group Median	Sep. 30, 2018 HMST	Sep. 30, 2018 Group Median	Jun. 30, 2018 HMST	Jun. 30, 2018 Group Median	Mar. 31, 2018 HMST	Mar. 31, 2018 Group Median
Nonperforming Assets[1]	$16,712	--	$12,074	--	$10,389	--	$10,381	--	$11,176	--
Nonperforming Loans	$15,874	--	$11,169	--	$9,638	--	$9,630	--	$10,879	--
OREO	$838	--	$455	--	$751	--	$751	--	$297	--
Nonperforming Assets/Total Assets[1]	0.23%	(3)	0.17%	0.25%	0.15%	0.25%	0.14%	0.21%	0.16%	0.21%
Nonperforming Loans/Total Loans	0.29%	(3)	0.23%	0.33%	0.19%	0.33%	0.20%	0.30%	0.23%	0.24%
Total Delinquencies/Total Loans	1.10%	(3)	1.26%	0.53%	1.29%	0.53%	1.33%	0.41%	1.47%	0.50%
Total Delinquencies/Total Loans, Adjusted[2]	0.37%	(3)	0.26%	0.46%	0.26%	0.46%	0.21%	0.41%	0.23%	0.50%
ALLL/Total Loans	0.80%	(3)	0.81%	1.11%	0.80%	1.11%	0.80%	1.12%	0.81%	1.09%
ALLL/Nonperforming Loans (NPLs)	271.99%	(3)	356.92%	411.91%	419.57%	411.91%	409.97%	419.46%	359.32%	431.37%
ALLL/Total Loans, Excluding Purchased Loans	0.86%	--	0.85%	--	0.84%	--	0.85%	--	0.87%	--
Purchased Discount & Reserves/Gross Purchased Loans[4]	2.65%	--	2.57%	--	2.67%	--	2.66%	--	2.76%	--

The credit comparison group -- selected in consultation with our regulators, comprising banks with similar geographic footprint and loan portfolio characteristics -- consists of: Alpine Bank, Banc of California, Bank of Marin, Bank of the Sierra, Banner Bank, Cashmere Valley Bank, Cathay Bank, Central Valley Community Bank, Columbia State Bank, CTCB Bank Corp., Exchange Bank, Farmers & Merchants Bank of Long Beach, First Financial Northwest Bank, First Northern Bank of Dixon, Fremont Bank, Heritage Bank, Heritage Bank of Commerce, Manufacturers Bank, Mechanics Bank, Oak Valley Community Bank, Pacific City Bank, Pacific Premier Bank, Pacific Western Bank, Peoples Bank, Preferred Bank, Royal Business Bank, Tri Counties Bank, Umpqua Bank, United Business Bank, Washington Federal NA, Washington Trust Bank. This group is not used for any other comparative purposes by HomeStreet.

(1) Nonperforming assets includes nonaccrual loans and OREO; excludes performing TDRs and SBAs.
(2) Total delinquencies and total loans – adjusted (net of Ginnie Mae EBO loans (FHA/VA loans) and guaranteed portion of SBA loans).
(3) Not available at time of publishing.
(4) While not a loss reserve, purchase discounts are available to absorb credit related losses on loans purchased with discounts.

p. 21

Outlook p. 22

Key Drivers Guidance Metric 2Q19 3Q19 4Q19 Average quarterly net loan portfolio growth 1-3% (1)-(3)% (1)-(3)% Single family production volume from continuing $500m $450m $300m operations(1) Net interest margin (bps) 305-315 305-315 305-315 Due to the uncertainty of timing of the home loan center sales, and the expense reductions associated with our discontinued operations, we will not be providing Average quarterly noninterest expense growth expense guidance in this quarterly investor presentation. We anticipate providing expense guidance in future quarters The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent Quarterly Report on From 10-Q for a list of factors that may cause us to deviate from our plans or to fall short of our expectations. (1) Approximately 85% of production is planned to be held for sale while the remaining 15% is planned to be held for investment in our portfolio p. 23

Appendix p. 24

Statements of Financial Condition Quarter Ended $ Thousands Mar. 31, 2019 Dec. 30, 2018 Sep. 30, 2018 Jun. 30, 2018 Mar. 31, 2018 Cash and Cash Equivalents $67,690 $57,982 $59,006 $176,218 $66,289 Investment Securities 816,878 923,253 903,685 907,457 915,483 Loans Held For Sale 56,928 77,324 103,763 110,258 112,442 Loans Held For Investment, Net 5,345,969 5,075,371 5,026,301 4,883,310 4,758,261 Mortgage Servicing Rights 95,942 101,963 101,843 88,419 90,972 Other Real Estate Owned 838 455 751 752 297 Goodwill 29,857 22,564 22,564 22,564 22,564 Operating Lease Right-of-Use Assets 104,712 - - - - Other Assets 289,762 306,972 294,449 302,718 305,546 Assets of Discontinued Operations 362,829 476,337 516,720 672,181 652,202 Total Assets $7,171,405 $7,042,221 $7,029,082 $7,163,877 $6,924,056 Deposits $5,178,334 $4,888,558 $4,943,545 $4,901,164 $4,803,674 Federal Home Loan Bank Advances 599,590 932,590 816,591 1,008,613 851,657 Accounts Payable And Other Liabilities 124,365 169,160 155,621 167,825 167,877 Federal funds purchased & securities sold under agreements to repurchase 27,000 19,000 55,000 - 25,000 Other Borrowings - - - 30,007 - Long-term Debt 125,509 125,462 125,415 125,368 125,321 Operating Lease Liabilities 120,224 - - - - Liabilities of Discontinued Operations 249,352 167,931 218,128 224,441 249,564 Total Liabilities 6,424,374 6,302,701 6,314,300 6,457,418 6,223,093 Common Stock 511 511 511 511 511 Additional Paid-in Capital 342,049 342,439 341,606 340,723 339,902 Retained Earnings 411,826 412,009 396,782 384,947 377,848 Accumulated Other Comprehensive Income (Loss) (7,355) (15,439) (24,117) (19,722) (17,298) Total Shareholders’ Equity 747,031 739,520 714,782 706,459 700,963 Total Liabilities and Shareholders’ Equity $7,171,405 $7,042,221 $7,029,082 $7,163,877 $6,924,056 p. 25

HomeStreet Available for Sale Securities Portfolio Investment Portfolio Composition as of 3/31/2019 US Treasury Agency Debenture 1% AFS Investment securities portfolio 1% market value is $812m The investment portfolio has an average CMO credit rating of Aa1 32% Accumulated other comprehensive loss Municipal 44% decreased by $8.1 million from 4Q18 to 1Q19 Corporates 2% 2019 YTD Yield(2) Duration(2) Total Return(1) HomeStreet AFS Investment MBS 20% 2.28 3.28 4.36 Portfolio Composition Adjusted MBS 2.51 3.01 4.30 and municipal indices(3) HMST performance data: Bloomberg PORT+. (1) As of March 31, 2019 (2) Yield and duration Include FTE adjustment. Yields are at current market prices, not book. Duration adjusted using 21% effective tax rate. (3) Bloomberg Barclays US MBS index total return value unhedged USD (53% primary liquidity portfolio) and Bloomberg Barclays Municipal Bond index total return index value unhedged (47% contingent liquidity portfolio) adjusted to reflect HMST portfolio composition as of 3/31/2019 p. 26

Non-GAAP Financial Measures
Consolidated Results

$ Thousands	Quarter Ended				
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Net Income	$(1,715)	$15,227	$11,835	$7,099	$5,866
Impact of Income Tax Reform-related Benefit	-	(4,884)	-	-	-
Impact of Restructuring-related Items (Net of Tax)	9,564	(676)	414	5,445	(230)
Impact of Acquisition-related Items (Net of Tax)	290	54	4	3	(39)
Core Net Income	8,139	9,721	12,253	12,547	5,597
Noninterest Expense	97,700	84,644	94,595	110,565	100,769
Impact of Restructuring-related Expenses	(12,106)	856	(524)	(6,892)	291
Impact of Acquisition-related Expenses	(367)	(68)	(5)	(4)	50
Noninterest Expense, Excluding Restructuring and Acquisition-related Expenses	85,227	85,432	94,066	103,669	101,110
Diluted Earnings Per Common Share	$(0.06)	$0.56	$0.44	$0.26	$0.22
Impact of Income Tax Reform-related Benefit	-	(0.18)	-	-	-
Impact of Restructuring-related Items (Net of Tax)	0.35	(0.02)	0.01	0.20	(0.01)
Impact Of Acquisition-related Items (Net of Tax)	0.01	-	-	-	-
Diluted Earnings Per Common Share, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) and Acquisition-related Items (Net of Tax)	0.30	0.36	0.45	0.46	0.21
Noninterest Expense From Continuing Operations	$47,846	$47,892	$47,914	$49,964	$49,471
Impact of Stranded Costs[1]	(8,294)	(9,492)	(10,104)	(10,679)	(11,199)
Adjusted Noninterest Expense From Continuing Operations	39,552	38,400	37,810	39,285	38,272

(1) As a result of the Board's plan of exit, or disposal the revenues and certain expenses associated with the businesses sold have been classified as discontinued operations. Expenses classified within discontinued operations include only direct operating expenses incurred by the businesses discontinued that are identifiable as costs of the businesses sold, but only to the extent that we did not continue to recognize such expenses after the close of the transaction. Certain indirect costs, such as those related to corporate and shared service functions, such as IT, HR, legal and accounting, that were previously allocated to the businesses discontinued and other expenses that do not meet the foregoing criteria are reported within continuing operations. These costs reported within continuing operations are ("Stranded Costs") and are included in net income from continuing operations and noninterest expense from continuing operations for all periods presented

p. 27

Non-GAAP Financial Measures Consolidated Results (cont.) Quarter Ended $ Thousands Mar. 31, 2019 Dec. 31, 2018 Sep. 30, 2018 Jun. 30, 2018 Mar. 31, 2018 Return On Average Shareholders' Equity (0.91)% 8.30% 6.23% 3.78% 3.27% Impact of Income Tax Reform-related Benefit 0.00% (2.66)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) 5.10% (0.37)% 0.22% 2.90% (0.13)% Impact of Acquisition-related Items (Net of Tax) 0.15% 0.03% 0.00% 0.00% (0.02)% Return On Average Shareholders' Equity, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) And Acquisition- 4.34% 5.30% 6.45% 6.68% 3.12% related Items (Net of Tax) Return On Average Tangible Shareholders' Equity (0.95)% 8.63% 6.47% 3.93% 3.41% Impact of Income Tax Reform-related Benefit 0.00% (2.77)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net of Tax) 5.30% (0.38)% 0.23% 3.01% (0.13)% Impact of Acquisition-related Items (Net of Tax) 0.16% 0.03% 0.00% 0.01% (0.03)% Return On Average Tangible Shareholders' Equity, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) And 4.51% 5.51% 6.70% 6.95% 3.25% Acquisition-related Items (Net of Tax) Efficiency Ratio 100.66% 84.64% 86.19% 91.84% 92.20% Impact of Restructuring-related Items (12.47)% 0.86% (0.48)% (5.72)% 0.26% Impact of Acquisition-related Items (0.38)% (0.07)% 0.00% (0.01)% 0.05% Efficiency Ratio, Excluding Restructuring and Acquisition-related 87.81% 85.43% 85.71% 86.11% 92.51% Items Return On Average Assets (0.10)% 0.86% 0.66% 0.40% 0.35% Impact of Income Tax Reform-related Benefit 0.00% (0.27)% 0.00% 0.00% 0.00% Impact of Restructuring-related Items (Net Of Tax) 0.53% (0.04)% 0.02% 0.31% (0.01)% Impact of Acquisition-related Items (Net of Tax) 0.02% 0.00% 0.01% 0.00% (0.01)% Return On Average Assets, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) and Acquisition-related Items (Net 0.45% 0.55% 0.69% 0.71% 0.33% of Tax) p. 28

Non-GAAP Financial Measures Tangible Book Value $ Thousands, Quarter Ended Except Share Data Mar. 31, 2019 Dec. 31, 2018 Sep. 30, 2018 Jun. 30, 2018 Mar. 31, 2018 Shareholders’ Equity $747,031 $739,520 $714,782 $706,459 $700,963 Less: Goodwill and Other (36,919) (28,035) (28,442) (28,848) (29,254) Intangibles Tangible Shareholders’ Equity $710,112 $711,485 $686,340 $677,611 $671,709 Common Shares Outstanding 27,038,257 26,995,348 26,989,742 26,978,229 26,972,074 Book Value Per Share $27.63 $27.39 $26.48 $26.19 $25.99 Impact of Goodwill and Other ($1.37) ($1.03) ($1.05) ($1.07) ($1.09) Intangibles Tangible Book Value Per Share $26.26 $26.36 $25.43 $25.12 $24.90 Average Shareholders’ Equity 750,466 733,969 760.446 751,593 717,742 Less: Average Goodwill and Other (28,611) (28,277) (28,698) (29,109) (29,500) Intangibles Average Tangible Shareholders’ Equity 721,855 705,692 731,748 722,484 688,242 Return on Average Shareholders’ (0.91)% 8.30% 6.23% 3.78% 3.27% Equity Impact of Goodwill and Other (0.04)% 0.33% 0.24% 0.15% 0.14% Intangibles Return on Average Tangible (0.95)% 8.63% 6.47% 3.93% 3.41% Shareholders’ Equity p. 29